SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported)   October 14, 2003



                               SPRINT CORPORATION
             (Exact name of Registrant as specified in its charter)

          Kansas                      1-04721                  48-0457967
(State of Incorporation)     (Commission File Number)      (I.R.S. Employer
                                                          Identification No.)


   6200 Sprint Parkway, Overland Park, Kansas                     66251
     (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code          (913) 624-3000



          (Former name or former address, if changed since last report)


               P. O. Box 7997, Shawnee Mission, Kansas 66207-0997
                (Mailing address of principal executive offices)


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                                EXPLANATORY NOTE

Sprint Corporation hereby amends its Current Report on Form 8-K dated October 14, 2003 as set forth in this Current Report on Form 8-K/A to clarify that it was the decision of the Audit Committee of its Board of Directors to change its independent auditor and that Ernst & Young LLP did not resign or decline to stand for re-election.

Item 4.  Changes in Registrant's Certifying Accountant.

     On October 14, 2003, at the conclusion of a competitive proposal process involving the four major international accounting firms, the Audit Committee of the Board of Directors of Sprint Corporation ("Sprint") determined that Sprint's independent auditor, Ernst & Young LLP ("Ernst & Young"), would be replaced by KPMG LLP ("KPMG") as the independent auditor for Sprint for the year ending December 31, 2004. This action effectively dismisses Ernst & Young as Sprint's independent auditor for the year ending December 31, 2004; however, Ernst & Young will continue as Sprint's independent auditor for the year ending December 31, 2003. Ernst & Young was notified of this decision on October 14, 2003.

     KPMG's appointment is subject to the completion of KPMG's client acceptance and transition procedures.

     Ernst & Young's reports on Sprint's consolidated financial statements as of December 31, 2002 and 2001 and for each of the two fiscal years in the period ended December 31, 2002 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 31, 2001 and 2002 and through the date of this Form 8-K/A, there were no disagreements between Sprint and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the matter in their report. None of the "reportable events" described in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission have occurred during the fiscal years ended December 31, 2001 or 2002 or through the date of this Form 8-K/A.

     Sprint has requested Ernst & Young to furnish Sprint with a letter addressed to the Commission stating whether Ernst & Young agrees with the above statements. A copy of Ernst & Young's letter, dated December 1, 2003, is attached as Exhibit 16 to this Form 8-K/A.

     During the fiscal years ended December 31, 2001 and 2002 and through the date of this Form 8-K/A, neither Sprint nor anyone acting on its behalf consulted KPMG regarding (1) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Sprint's consolidated financial statements or
(2) any matter that was either the subject of a disagreement with Ernst & Young on accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make


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reference to the matter in their report, or a "reportable event" as described in
Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission.


Item 7.  Exhibits.

      16. Letter to the Securities and Exchange Commission from Ernst & Young.













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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                              SPRINT CORPORATION


Date: December 1, 2003             By:  /s/ Michael T. Hyde
                                   Michael T. Hyde
                                   Assistant Secretary



























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                                 EXHIBIT INDEX


Exhibit
Number    Description                                                  Page

          16. Letter to the Securities and Exchange Commission from Ernst & Young.